EXHIBIT 99.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 to Amended and Restated Credit Agreement, dated as of December 3, 2015 (this “Amendment”), is among UIL Holdings Corporation, a Connecticut corporation (the “Parent”), The United Illuminating Company, a specially chartered Connecticut corporation (“UI”), The Southern Connecticut Gas Company, a Connecticut corporation (“Southern Connecticut”), Connecticut Natural Gas Corporation, a Connecticut corporation (“Connecticut Gas”), and The Berkshire Gas Company, a Massachusetts gas company (“Berkshire Gas” and, together with the Parent, UI, Southern Connecticut and Connecticut Gas, the “Borrowers”), the Banks party hereto (collectively, the “Banks” and individually, a “Bank”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns, the “Administrative Agent”) under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to the Amended and Restated Credit Agreement, dated as of November 30, 2011 (as amended pursuant to that certain Amendment No. 1 dated as of March 17, 2014, and as further amended, restated, amended and restated, extended, supplemented, modified and otherwise in effect on the date hereof, the “Credit Agreement”), among, inter alios, the Borrowers, each lender from time to time party thereto and the Administrative Agent;

WHEREAS, the Parent and Iberdrola USA, Inc., a New York corporation (“Iberdrola USA”) have agreed to a strategic business combination (the “Proposed Merger”) and have entered into an Agreement and Plan of Merger, dated as of February 25, 2015 (the “Merger Agreement”), pursuant to which the Parent will merge with and into Green Merger Sub, Inc., a Connecticut corporation (“Merger Sub”) and a wholly-owned Subsidiary of Iberdrola USA, with Merger Sub surviving the Proposed Merger as a wholly-owned Subsidiary of Iberdrola USA; and

WHEREAS, in connection with the Proposed Merger, the parties hereto wish now to amend the Credit Agreement in certain respects;

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Administrative Agent and the Banks party hereto hereby agree as follows:

Section 1.  Defined Terms.  All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement, as amended hereby.

Section 2.  Amendments to the Credit Agreement.

(a)                 The Credit Agreement shall be amended as follows:

(i) The following definitions are hereby inserted in the appropriate alphabetical locations into Section 1.01:

“Amendment No. 2 Effective Date” means December 3, 2015.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Parent or any of its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Iberdrola USA” means Iberdrola USA, Inc., a New York corporation.

 “Merger” means the merger of the Parent with and into Green Merger Sub, Inc., a Connecticut corporation and a wholly owned subsidiary of Iberdrola USA, pursuant to that certain Agreement and Plan of Merger, dated as of February 25, 2015; provided, that Green Merger Sub, Inc. shall survive the Merger as a wholly-owned Subsidiary of Iberdrola USA.

 “Regulatory Requirements” means collectively, (a) requirements imposed by the Massachusetts Department of Public Utilities (“DPU”) in connection with its approval of the Merger, including those requirements contained in that certain Settlement Agreement entered into by and between the Parent, Iberdrola USA, Iberdrola, S.A. and Green Merger Sub, Inc. (collectively the “Joint Petitioners”), the Attorney General of the Commonwealth of Massachusetts, and the Massachusetts Department of Energy Resources, in connection with the petition filed with the DPU by the Joint Petitioners on March 25, 2015, and approved by the DPU, and (b) requirements imposed by the Connecticut Public Utilities Regulatory Authority (“PURA”) in connection with its approval of the Merger, including those requirements contained in that certain Settlement Agreement entered into by and between Iberdrola USA Networks, Inc., Iberdrola USA, Iberdrola, S.A.,  Green Merger Sub, Inc. and the Parent (collectively, the “Applicants”) and the Connecticut Office of Consumer Counsel, in connection with the application filed with PURA by the Applicants on July 31, 2015, and approved by PURA.

“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country or (d) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a), (b) or (c).

“Sanctions” means all sanctions or laws imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State that prohibit or restrict transactions with disqualified Persons, countries or territories.

(ii)                 Effective immediately upon the consummation of the Proposed Merger (the “Merger Effective Time”), the following definitions appearing in Section 1.01 are hereby amended and restated in their entirety to read as follows:

“Change of Control” means Iberdrola USA shall fail to own, directly or indirectly, 100% of the common equity interests in any Borrower, free and clear of all Liens and encumbrances (other than Liens permitted pursuant to Section 5.02(a)).

“Parent” means Green Merger Sub, Inc., a Connecticut corporation (as successor to UIL Holdings Corporation, a Connecticut corporation), which will be renamed as of the consummation of the Merger to UIL Holdings Corporation.

(iii)               Section 2.16 is hereby amended by adding a new clause (j) at the end of such section to read as follows:

(j)             FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 2 Effective Date, the Borrowers and the Administrative Agent shall treat (and the Banks hereby authorize the Administrative Agent to treat) the loans under this Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(iv)               Effective immediately following the Merger Effective Time, Section 3.02(i) is hereby restated in its entirety to read as follows:

(i)             The representations and warranties of such Borrower contained in Section 4.01 (other than the last sentence of subsections (e)(i), (e)(ii) and (e)(iii), as applicable, and subsection (g) thereof, and further provided that the Regulatory Requirements shall be deemed to be included in Schedule 4.01(h) for purposes of subsection (h) thereof) are true and correct in all material respects on and as of the date of such Extension of Credit, before and after giving effect to such Extension of Credit and to the application of the proceeds therefrom, as though made on and as of such date, and

(v)                 Section 5.01(b) is hereby amended by adding the following proviso to the end of such section:

; provided, that, notwithstanding the foregoing, the Merger shall be permitted under this Section 5.01(b).

(vi)                Effective immediately following the Merger Effective Time, clauses (i) and (ii) contained in Section 5.01(i) are hereby restated in their entirety to read as follows:

(i)        as soon as available and in any event within 60 days after the end of each of the first three quarters of each fiscal year of such Borrower, the unaudited consolidated balance sheet of such Borrower and its Subsidiaries for such fiscal quarter and the related consolidated statements of income for such Borrower and its Subsidiaries, in each case, together with a certificate of the chief financial officer of such Borrower (x) stating that no event has occurred and is continuing that constitutes an Event of Default with respect to such Borrower or would constitute an Event of Default with respect to such Borrower but for the requirement that notice be given or time elapse or both, or, if an Event of Default with respect to such Borrower or an event that would constitute an Event of Default with respect to such Borrower has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower proposes to take with respect thereto and (y) demonstrating compliance with Section 5.03 hereof for and as of the end of such quarter, such demonstration to be in a schedule which sets forth the computations used in demonstrating such compliance; provided that, if applicable, delivery within the time period specified above of copies of the Borrower’s Quarterly Report on Form 10‑Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i) of Section 5.01(i);

(ii)            as soon as available and in any event within 120 days after the end of each fiscal year of such Borrower, the consolidated balance sheet of such Borrower and its Subsidiaries for such fiscal year and the related statements of income and retained earnings for such Borrower and its Subsidiaries, audited by PricewaterhouseCoopers LLP (or another nationally recognized accounting firm), in each case, together with a certificate of the chief financial officer of such Borrower (x) stating that no event has occurred and is continuing that constitutes an Event of Default with respect to such Borrower or would constitute an Event of Default with respect to such Borrower but for the requirement that notice be given or time elapse or both, or, if an Event of Default with respect to such Borrower or an event that would constitute an Event of Default with respect to such Borrower has occurred and is continuing, a statement as to the nature thereof and the action that such Borrower proposes to take with respect thereto and (y) demonstrating compliance with Section 5.03 hereof for and as of the end of the last fiscal quarter, such demonstration to be in a schedule which sets forth the computations used in demonstrating such compliance; provided that, if applicable, the delivery within the time period specified above of the Borrower’s Annual Report on Form 10‑K for such fiscal year prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii) of Section 5.01(i);

(vii)            Section 5.01 is hereby amended by adding a new clause (l) to the end of such Section to read as follows:

(l)             Merger Certificate, Etc.  The Parent shall deliver to the Administrative Agent (i) written notice of the proposed consummation date of the Merger no later than two (2) Business Days prior to the consummation thereof, (ii) simultaneous with the consummation of the Merger, (1) an assumption agreement pursuant to which Green Merger Sub, Inc. assumes the obligations of the Parent and (2) an opinion of legal counsel to Green Merger Sub, Inc., in each case in form and substance reasonably satisfactory to the Administrative Agent and (iii) a copy of the recorded certificate of merger within one (1) Business Day following receipt of the filed copy from the Connecticut Secretary of State and.

(viii)            Section 5.02(b) is hereby amended by deleting the word “and”  that appears immediately before the existing clause (v) and adding a new clause (vi) to the end of such Section to read as follows:

and (vi) the Merger.

(ix)               Effective immediately following the Merger Effective Time, Section 5.02(c) is hereby restated in its entirety to read as follows:

(c)            Dividend Restrictions.  Cause or permit any other Borrower or any Subsidiary of the Parent that directly or indirectly owns equity interests in any Borrower to enter into any agreement, contract, arrangement or other obligation (other than the Regulatory Requirements) if the effect of such agreement, contract, arrangement or other obligation is to impose any restriction on the ability of such Person to make or declare any dividends or distributions to its shareholder that is more restrictive than any such restriction existing on the date hereof.

(x)                 Section 5.02 is hereby amended by adding a new clause (f) to the end of such Section to read as follows:

(f)             Use of Proceeds.  Neither any Borrower nor any of its Subsidiaries shall directly or knowingly indirectly use the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

(xi) Section 6.01(j) is hereby restated in its entirety to read as follows:

(j)             A Change of Control, other than the Merger, shall occur;

(b)                In the event the Merger Effective Time has not occurred on or before December 31, 2015 (the “Termination Date”), the amendment provisions contained in this Section 2 shall no longer be applicable, and this Amendment shall no longer be effective; provided, that Parent may extend the Termination Date by up to two (2) successive three (3)-month periods upon notice from the Parent to the Administrative Agent that the Merger Agreement remains in full force and effect.

Section 3.                 Conditions to Effectiveness.  This Amendment shall become effective on the date hereof (the “Effective Date”) when and if each of the following conditions is satisfied:

(a)          Executed Amendment No. 2 to Credit Agreement.  (i) The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Borrowers, the Administrative Agent and the Banks and (ii) the Parent shall deliver to the Administrative Agent and the Banks, no later than three (3) Business Days prior to the Effective Date, all documentation and other information reasonably requested by the Banks or the Administrative Agent with respect to Merger Sub necessary to satisfy compliance with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act.

(b)                Opinions.                The Administrative Agent shall have received an opinion of legal counsel to the Borrowers in form and substance reasonably satisfactory to the Administrative Agent.

(c)           Fees and Expenses. Each of the Administrative Agent, the LC Banks and the Banks shall have received payment of all fees then due and payable to the Administrative Agent, each LC Bank and the Banks, respectively, subject to the Parent receiving, to its satisfaction, an invoice of such amount prior to the date hereof.

(d)          Representations and Warranties. Each of the representations and warranties in Section 4 hereof shall be true and correct in all respects.

Section 4.  Representations and Warranties.  To induce the Administrative Agent and the Banks to enter into this Amendment, each Borrower hereby represents and warrants to the Administrative Agent and the Banks that:

(a)          the execution and delivery by such Borrower of this Amendment and all other instruments and documents to be delivered hereunder, the performance by such Borrower of this Amendment and the Credit Agreement, as amended hereby, and the transactions contemplated hereby and thereby, are within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) such Borrower’s certificate of incorporation or bylaws or (ii) any law, rule, regulation, order or judgment applicable to, or any contractual restriction binding on or affecting, such Borrower, and do not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

(b)           no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Borrower of this Amendment or any other document or instrument to be delivered by such Borrower hereunder or for the performance by such Borrower of this Amendment or the Credit Agreement, as amended hereby;

(c)           each of this Amendment and the Credit Agreement, as amended hereby, is the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies;

(d)           no event has occurred and is continuing, or would result from the execution, delivery or performance by such Borrower of this Amendment or the performance by such Borrower of the Credit Agreement, as amended hereby, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both; and

(e)           the representations and warranties of each Borrower as set forth in this Amendment and in any other Loan Document, as amended hereby, to which a Borrower is a party are true and correct on and as of the Effective Date as if made on and as of the Effective Date (other than Section 4.01(g) of the Credit Agreement and the last sentence of subsections (e)(i), (e)(ii) and (e)(iii) of Section 4.01, and further provided that the Regulatory Requirements shall be deemed to be included in Schedule 4.01(h) for purposes of subsection (h) thereof), except to the extent that such representations and warranties relate to a specific date, in which case such representations and warranties are true and correct as of such specific date.

Section 5.  Miscellaneous.

(a)           Confirmation of Loan Documents.  Except as expressly provided in this Amendment, each of the Borrowers hereby ratifies and confirms all of the terms and conditions of the Credit Agreement and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect. Each Borrower hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent, the LC Banks and the Banks for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 8.04 of the Credit Agreement.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement. At the Merger Effective Time, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import, and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

(b)           Limitation of this Amendment.   The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written.  Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Banks may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein.

(c)            Captions. Section headings used herein are for convenience of reference only,

are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d)           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e)           Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f)            Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of the Borrowers, the Administrative Agent and the Banks and their respective successors and assigns.

(g)           References.  Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:	/s/ Justin Martin
Name: Justin Martin
Title: Authorized Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank

By:	/s/ Gregory R. Gredvig
Name: Gregory R. Gredvig
Title: Vice President

Santander Bank, N.A., as a Bank

By:	/s/ Spencer Van Kirk
Name: Spencer Van Kirk
Title: Vice President

TD Bank, N.A., as a Bank

By:	/s/ Vijay Prasad
Name: Vijay Prasad
Title: Senior Vice President

MUFG UNION BANK, N.A., as a Bank

By:	/s/ Robert MacFarlane
Name: Robert MacFarlane
Title: Director

GOLDMAN SACCHS BANK USA, as a Bank

By:	/s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A., as a Bank

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Authorized Signatory

Citizens Bank, N.A., as a Bank

By:	/s/ Anthony Castellon
Name: Anthony Castellon
Title: SVP

People’s United Bank, N.A., as a Bank

By:	/s/ David M. Ferretti
Name: David M. Ferretti
Title: Senior Vice President

PNC Bank, National Association, as a Bank

By:	/s/ Thomas E. Redmond
Name: Thomas E. Redmond
Title: Senior Vice President

Bank of America, N.A., as a Bank

By:	/s/ Lincoln Schoff
Name: Lincoln Schoff
Title: SVP

Webster Bank, National Association, as a Bank

By:	/s/ Carol Carver
Name: Carol Carver
Title: Senior Vice President

Accepted and Agreed:

UIL HOLDINGS CORPORATION

By:	/s/ Patricia C.Cosgel
Name: Patricia C. Cosgel
Title: Vice President and Treasurer

THE UNITED ILLUMINATING COMPANY

By:	/s/ Patricia C. Cosgel
Name: Patricia C. Cosgel
Title: Vice President and Treasurer

THE SOUTHERN CONNECTICUT GAS COMPANY

By:	/s/ Patricia C. Cosgel
Name: Patricia C. Cosgel
Title: Treasurer

CONNECTICUT NATURAL GAS CORPORATION

By:	/s/ Patricia C. Cosgel
Name: Patricia C. Cosgel
Title: Treasurer

THE BERKSHIRE GAS COMPANY

By:	/s/ Patricia C. Cosgel
Name: Patricia C. Cosgel
Title: Treasurer

(Signature Page to Amendment No. 1)